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                                                                   EXHIBIT 23.5

INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Registration Statement of Metrocall, Inc. on Form S-8 of our report dated February 28, 1996 appearing in the Current Report on Form 8-K/A of Metrocall, Inc. filed on October 1, 1996.

                                            /s/   DELOITTE & TOUCHE LLP
                                            ---------------------------------
                                                  DELOITTE & TOUCHE LLP

Nashville, Tennessee
June 16, 1997